                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



        Each of the undersigned hereby authorizes each of Albert G. Norman, Jr., Robert L. Goocher or Melanie McGee Platt as attorneys-in-fact to execute in the name of the undersigned on his or her behalf, individually and in each capacity stated below, and to file any and all amendments to Registration Statement No. 33-62155.


DATED: March 6, 1996


       Signature                            Title and Capacity
       ---------                            ------------------

/s/ David R. Jones                   On behalf of the Registrant and President
---------------------------          and Chief Executive Officer (Principal
David R. Jones                       Executive Officer) and Director


/s/ Robert L. Goocher                Chief Accounting and Financial Officer and
---------------------------          Treasurer (Principal Accounting and
Robert L. Goocher                    Financial Officer)


/s/ Frank Barron, Jr.
---------------------------
Frank Barron, Jr.                    Director


/s/ W. Waldo Bradley
---------------------------
W. Waldo Bradley                     Director


/s/ Otis A. Brumby, Jr.
--------------------------
Otis A. Brumby, Jr.                  Director


/s/ Kenneth D. Lewis
--------------------------
Kenneth D. Lewis                     Director

/s/ Albert G. Norman, Jr.
----------------------------
Albert G. Norman, Jr.                Director


/s/ D. Raymond Riddle
----------------------------
D. Raymond Riddle                    Director


/s/ Dr. Betty L. Siegel
----------------------------
Dr. Betty L. Siegel                  Director


/s/ Ben J. Tarbutton, Jr.
----------------------------
Ben J. Tarbutton, Jr.                Director


/s/ Charles McKenzie Taylor
----------------------------
Charles McKenzie Taylor              Director


/s/ Felker W. Ward, Jr.
----------------------------
Felker W. Ward, Jr.                  Director